MONEY MARKET OBLIGATIONS TRUST
(Alabama Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees.1                     For                 Witheld
                                                            Authority
                                                            To Vote


Nicholas P. Constantakis                193,437,750         134,258
John F. Cunningham                      193,437,750         134,258
J. Christopher Donahue                  193,437,750         134,258
Charles F. Mansfield, Jr.               193,437,750         134,258
John S. Walsh                           193,409,863         162,145
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.
AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For                Against     Broker          Abstentions
                               Non-Vote
185,996,533        567,416     3,527,557       3,480,502
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For                Against          Broker          Abstentions
                                    Non-Vote
110,326,779        77,361,247       3,527,557       2,356,425

AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Alabama Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Alabama Municipal Cash Trust:
For                Against          Broker         Abstentions
                                    Non-Vote
165,374,714        21,067,646       3,527,557      3,602,09


MONEY MARKET OBLIGATIONS TRUST
(Arizona Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where the following items were approved as follows:

AGENDA ITEM 1

To elect Trustees:1

                                     For              Withheld
                                                      Authority
                                                      To Vote
Nicholas P. Constantakis             23,490,816       0
John F. Cunningham                   23,490,816       0
J. Christopher Donahue               23,490,816       0
Charles F. Mansfield, Jr.            23,490,816       0
John S. Walsh                        23,490,816       0
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John. E. Murray, Jr., Marjorie P. Smuts.

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For                  Against            Broker          Abstentions
                                        Non-Vote
19,843,252           218,753            3,428,811              0
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For                  Against            Broker          Abstentions
                                        Non-Vote
19,843,252           218,753            3,428,811              0

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Arizona Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Arizona Municipal Cash Trust:
For                  Against            Broker          Abstentions
                                        Non-Vote
19,843,252           218,753            3,428,811              0



MONEY MARKET OBLIGATIONS TRUST
(California Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust"), was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:

Agenda Item 1

To elect Trustees:1

					For			Withheld
								Authority
								To Vote
Nicholas P. Constantakis		329,864,234		184,374
John F. Cunningham			329,864,209		184,399
J. Christopher Donahue			329,864,234		184,374
Charles F. Mansfield, Jr.		329,864,209		184,399
John S. Walsh				329,864,209		184,399
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts.

Agenda Item 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker                Abstentions
	  				Non-Vote
250,530,507	1,264,338		69,711,750	      8,542,013
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker                Abstentions
					Non-Vote
231,812,396	19,863,206		69,711,750	      8,661,256

Agenda Item 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, California Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, California Municipal Cash Trust:
For		Against			Broker                Abstentions
					Non-Vote
250,020,368	1,565,927		69,711,750	      8,750,563



MONEY MARKET OBLIGATIONS TRUST
(Connecticut Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust"), was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:

AGENDA ITEM 1

To elect Trustees:1


					For			Withheld
								Authority
								To Vote
Nicholas P. Constantakis		137,062,251		2,139,886
John F. Cunningham			137,078,335		2,123,802
J. Christopher Donahue			137,087,518		2,114,619
Charles F. Mansfield, Jr.		137,103,602		2,098,535
John S. Walsh				137,103,602		2,098,535
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker          Abstentions
					Non-Vote
127,381,930	305,899			8,988,059	2,526,250
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker          Abstentions
					Non-Vote
94,135,053	33,348,345		8,988,059	2,730,681

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Connecticut Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Connecticut Municipal Cash Trust:
For		Against			Broker		Abstentions
					Non-Vote
126,944,278	612,416			8,988,059	2,657,385



MONEY MARKET OBLIGATIONS TRUST
(Florida Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Trust (the "Trust"), was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:

AGENDA ITEM 1

To elect Trustees:1


					For			Withheld
								Authority
								to Vote
Nicholas P. Constantakis		124,810,390		148,177
John F. Cunningham			124,810,390		148,177
J. Christopher Donahue			124,810,390		148,177
Charles F. Mansfield, Jr.		124,810,390		148,177
John S. Walsh				124,810,390		148,177
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker           	Abstentions
					Non-Vote
110,487,985	3,829,721		7,283,561		3,357,300
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker  		Abstentions
					Non-Vote
86,660,714	27,264,687		7,283,561		3,749,605

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Florida Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Florida Municipal Cash Trust:
For		Against			Broker  		Abstentions
					Non-Vote
110,420,949	3,757,774		7,283,561		3,496,283



MONEY MARKET OBLIGATIONS TRUST
(Georgia Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where the following items were approved as follows:

AGENDA ITEM 1

To elect Trustees:1


					For			Withheld
								Authority
								To Vote
Nicholas P. Constantakis		407,462,013		2,947,468
John F. Cunningham			407,485,347		2,924,134
J. Christopher Donahue			407,457,175		2,952,306
Charles F. Mansfield, Jr.		407,495,300		2,914,181
John S. Walsh				407,431,265		2,978,216
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts.

The December 17, 1999 meeting was then adjourned to January 14, 2000, where all items were passed as follows:
AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker 			Abstentions
					Non-Vote
115,156,807	1,396,835		8,139,234		4,018,291
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker 			Abstentions
					Non-Vote
88,221,169	28,332,473		8,139,234		4,018,291

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Georgia Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Georgia Municipal Cash Trust:
For		Against			Broker 			Abstentions
					Non-Vote
103,705,201	12,773,481		8,139,234		4,093,251


MONEY MARKET OBLIGATIONS TRUST
(Maryland Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where the election of Trustees were approved as follows:

AGENDA ITEM 1

To elect Trustees:1


					For			Withheld
								Authority
								to Vote
Nicholas P. Constantakis		27,282,247		79,262
John F. Cunningham			27,282,247		79,262
J. Christopher Donahue			27,282,247		79,262
Charles F. Mansfield, Jr.		27,282,247		79,262
John S. Walsh				27,282,247		79,262
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.

The December 17, 1999 meeting was then adjourned to January 14, 2000, where all items were passed as follows:

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker  		Abstentions
					Non-Vote
28,895,505	79,262			3,752,458		0
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker  		Abstentions
					Non-Vote
15,289,765	13,685,002		3,752,458		0

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Maryland Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Maryland Municipal Cash Trust:
For		Against			Broker  		Abstentions
					Non-Vote
28,608,811	346,031			3,752,458		19,925

MONEY MARKET OBLIGATIONS TRUST
(Massachusetts Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where the following items were approved as follows:

AGENDA ITEM 1

To elect Trustees1


					For			Withheld
								Authority
								To Vote
Nicholas P. Constantakis		407,462,013		2,947,468
John F. Cunningham			407,485,347		2,924,134
J. Christopher Donahue			407,457,175		2,952,306
Charles F. Mansfield, Jr.		407,495,300		2,914,181
John S. Walsh				407,431,265		2,978,216
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts.

The December 17, 1999 meeting was then adjourned to January 14, 2000, where all items were passed as follows:

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker 			Abstentions
					Non-Vote
230,576,788	1,638,265		63,350,364		9,154,771
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker 			Abstentions
					Non-Vote
225,579,553	6,610,403		63,350,364		9,179,868

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Massachusetts Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Massachusetts Municipal Cash
Trust:
For		Against			Broker 			Abstentions
					Non-Vote
229,825,893	1,791,177		63,350,364		9,752,755



MONEY MARKET OBLIGATIONS TRUST
(Michigan Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Trust (the "Trust"), was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


					For			Withheld
								Authority
								To Vote
Nicholas P. Constantakis		119,141,002		574,831
John F. Cunningham			119,141,002		574,831
J. Christopher Donahue			119,038,593		677,240
Charles F. Mansfield, Jr.		119,141,002		574,831
John S. Walsh				119,141,002		574,831
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts.

AGENDA ITEM 2

(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker
					Non-Vote		Abstentions
112,206,955	764,062			6,307,623		437,193
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			Broker
					Non-Vote		Abstentions
110,712,701	2,258,978		6,307,623		436,531

AGENDA ITEM 3

To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Michigan Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Michigan Municipal Cash Trust:
For		Against			Broker
					Non-Vote		Abstentions
112,241,790	817,328			6,307,623		349,092


MONEY MARKET OBLIGATIONS TRUST
(Minnesota Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:

AGENDA ITEM 1

To elect Trustees:1
							Withheld
							Authority
							To Vote

				For
Nicholas P. Constantakis	440,098,673		2,072,614
John F. Cunningham		440,124,191		2,047,096
J. Christopher Donahue		439,908,360		2,262,927
Charles F. Mansfield, Jr.	440,124,191		2,047,096
John S. Walsh			440,124,191		2,047,096

1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts. AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker Non-Vote		Abstentions
315,120,691		2,906,581		123,419,882	724,133

(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		Broker Non-Vote			Abstentions
294,168,766	23,685,963	123,419,882			896,677
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Minnesota Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Minnesota Municipal Cash Trust:
For		Against		Broker Non-Vote			Abstentions
313,396,886	3,699,327	123,419,882			1,655,193


MONEY MARKET OBLIGATIONS TRUST
(New Jersey Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Trust (the "Trust"), was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


				For			Withheld
							Authority
							To Vote
Nicholas P. Constantakis	119,722,387		59,064
John F. Cunningham		119,722,387		59,064
J. Christopher Donahue		119,722,387		59,064
Charles F. Mansfield, Jr.	119,722,387		59,064
John S. Walsh			119,722,387		59,064
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.
AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		Broker Non-Vote		Abstentions
114,454,765	147,124		5,029,732		149,830
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		Broker Non-Vote		Abstentions
87,354,162	27,284,690	5,029,732		112,867
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, New Jersey Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, New Jersey Municipal Cash Trust:
For		Against		Broker Non-Vote		Abstentions
114,333,136	254,040		5,029,732		164,543



MONEY MARKET OBLIGATIONS TRUST
(New York Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


				For		Withheld
						Authority
						To Vote
Nicholas P. Constantakis	388,392,345	2,314,145
John F. Cunningham		388,387,399	2,319,091
J. Christopher Donahue		388,288,290	2,418,200
Charles F. Mansfield, Jr.	388,387,399	2,319,091
John S. Walsh			388,293,236	2,413,254
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts. AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against			Broker Non-Vote		Abstentions
383,319,841	1,394,666		1,950,777		4,041,206
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against			BrokerNon-Vote		Abstentions
298,938,752	85,775,755		1,950,777		4,041,206
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, New York Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, New York Municipal Cash Trust:
For		Against		BrokerNon-Vote			Abstentions
383,618,296	1,093,778	1,950,777			4,043,639



MONEY MARKET OBLIGATIONS TRUST
(North Carolina Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees.1


				For			Withheld
							Authority
							To Vote
Nicholas P. Constantakis	72,579,523		640,257
John F. Cunningham		72,706,258		513,522
J. Christopher Donahue		71,612,599		1,607,181
Charles F. Mansfield, Jr.	72,706,258		513,522
John S. Walsh			71,685,262		1,534,518
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.
The December 17, 1999 meeting was then adjourned to January 14, 2000, where all items were approved as follows:
AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		BrokerNon-Vote 		Abstentions
111,886,083	4,431,028	7,163,892		447,329
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		Broker Non-Vote		Abstentions
92,216,476	23,065,445	7,163,892		1,482,519
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, North Carolina Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, North Carolina Municipal Cash
Trust:
For		Against		BrokerNon-Vote		Abstentions
109,101,614	4,060,016	7,163,892		3,602,810



MONEY MARKET OBLIGATIONS TRUST
(Ohio Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


					For		Withheld
							Authority
							To Vote
Nicholas P. Constantakis	192,829,998		112,704
John F. Cunningham		192,829,998		112,704
J. Christopher Donahue		192,829,998		112,704
Charles F. Mansfield, Jr.	192,829,998		112,704
John S. Walsh			192,829,998		112,704
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts. AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		Broker Non-Vote		Abstentions
180,955,323	7,386,491	4,491,957		108,931
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		BrokerNon-Vote		Abstentions
176,117,492	12,188,987	4,491,957		144,266
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Ohio Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Ohio Municipal Cash Trust:
For		Against		Broker Non-Vote		Abstentions
180,518,341	7,796,634	4,491,957		135,770



MONEY MARKET OBLIGATIONS TRUST
(Pennsylvania Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees.1


				For			Withheld
							Authority
							To Vote
Nicholas P. Constantakis	273,615,332		696,568
John F. Cunningham		273,616,738		695,162
J. Christopher Donahue		273,734,403		577,497
Charles F. Mansfield, Jr.	273,615,332		696,568
John S. Walsh			273,615,332		696,568
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D. and Marjorie P. Smuts. AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		Broker Non-Vote		Abstentions
252,507,482	79,988		20,836,024		888,407
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		BrokerNon-Vote		Abstentions
185,238,431	6,077,395	20,836,024		2,160,051
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Pennsylvania Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Pennsylvania Municipal Cash Trust:
For		Against		BrokerNon-Vote		Abstentions
248,448,587	2,069,771	20,836,024		2,957,519



MONEY MARKET OBLIGATIONS TRUST
(Tennessee Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of Shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where the following items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


				For			Withheld
                                                        Authority
							to Vote
Nicholas P. Constantakis	51,786,449		93
John F. Cunningham		51,631,356		55,186
J. Christopher Donahue		51,631,356		155,186
Charles F. Mansfield, Jr.	51,631,356		155,186
John S. Walsh			51,786,449		93
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts.
AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		Broker  Non-Vote	Abstentions
30,707,745	155,186		20,923,611		0
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		Broker  Non-Vote	Abstentions
30,704,242	158,689		20,923,611		0
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Tennessee Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Tennessee Municipal Cash Trust:
For		Against		Broker  Non-Vote	Abstentions
30,825,999	278		20,923,611		36,658



MONEY MARKET OBLIGATIONS TRUST
(Virginia Municipal Cash Trust)

Item 77C - Submission of Matters to a Vote of Security Holders


A Special Meeting of shareholders of Federated Municipal Trust (the "Trust") was held on November 19, 1999. The following items were submitted to shareholders for approval. The meeting was adjourned to December 17, 1999, where all items were approved as follows:
AGENDA ITEM 1
To elect Trustees:1


				For		Withheld
						Authority
						To Vote
Nicholas P. Constantakis	194,100,882	2,362,701
John F. Cunningham		194,100,882	2,362,701
J. Christopher Donahue		194,059,386	2,404,197
Charles F. Mansfield, Jr.	194,100,882	2,362,701
John S. Walsh			194,100,882	2,362,701
1 The following Trustees continued their terms as Trustees of the Trust: John
F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., J.D., S.J.D., and Marjorie P. Smuts. AGENDA ITEM 2
(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation:
For		Against		BrokerNon-Vote		Abstentions
180,718,534	5,342,678	10,014,174		388,198
(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval:
For		Against		BrokerNon-Vote		Abstentions
160,109,061	25,920,541	10,014,174		419,808
AGENDA ITEM 3
To approve a proposed Agreement and Plan of Reorganization between the Trust, on behalf of its series, Virginia Municipal Cash Trust and Money Market Obligations Trust, on behalf of its series, Virginia Municipal Cash Trust:
For		Against		Broker Non-Vote		Abstentions
177,028,469	6,345,215	10,014,174		3,075,726